UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2012

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 8, 2012, Alaska Communications Systems Group, Inc., a Delaware corporation (the “Company”), appointed Margaret L. (Margie) Brown, to serve on the Company’s Board of Directors (the “Board”). On June 8, 2012, the Company increased the size of its Board from six directors to seven directors and appointed Ms. Brown to fill the newly created vacant position on the Board.

Ms. Brown will receive compensation from the Company for service on the Board on the same terms as other non-employee members of the Board.

The Company issued a press release on June 13, 2012 announcing the appointment of Ms. Brown that provided relevant biographical information about Ms. Brown. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07 –Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Alaska Communications Systems Group, Inc. was held on June 8, 2012. Shareholders representing 39,547,006 shares, or 86.94%, of the common shares outstanding as of the April 12, 2012 record date were present in person or represented at the meeting by proxy.

(b)	The matters voted upon at the meeting, and the number of votes cast for, against or withheld, as well as the number of abstention and non-votes, as applicable, are set forth below:

Proposal 1 - Election of Board of Directors;

The six (6) nominees to serve as directors, which constituted the entire Board as of the meeting date, were all reelected to serve as directors by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward (Ned) J. Hayes, Jr.	14,297,736	1,391,460	180,483	23,677,327
Anand Vadapalli	14,228,703	1,452,773	188,199	23,677,331
Peter D. Ley	14,261,010	1,428,515	180,152	23,677,329
John Niles Wanamaker	14,255,207	1,438,030	176,438	23,677,331
David Karp	14,265,346	1,418,696	185,635	23,677,329
Brian A. Ross	14,248,933	1,439,537	181,206	23,677,330

Proposal 2 -2012 Employee Stock Purchase Plan;

The Company proposal to approve the Alaska Communications Systems Group, Inc. 2012 Employee Stock Purchase Plan was approved with the following vote:

For 14,108,326	Against 1,562,078	Abstain 199,273	Broker Non-Votes 23,677,329

Proposal 3 –Advisory approval of the Company’s executive compensation;

The Company proposal requesting that shareholders approve executive compensation, on an advisory basis, was approved with the following vote:

For 13,151,895	Against 2,442,333	Abstain 275,950	Broker Non-Votes 23,676,828

Proposal 4 –Ratification of the appointment of the Company’s independent registered public accounting firm;

The Company proposal requesting ratification of the appointment of KPMG LLP as the Company’s registered independent public accounting firm for the year ending December 31, 2012 was approved with the following vote:

For 37,924,358	Against 1,274,425	Abstain 348,223	Broker Non-Votes 0

Item 9.01     Financial Statements and Exhibits.

99.1 Alaska Communications Systems Group, Inc. Press Release date June 13, 2012.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

June 13, 2012	By:	/s/ Leonard A. Steinberg

Name: Leonard A. Steinberg
Title: Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Alaska Communications Systems Group, Inc. Press Release date June 13, 2012